UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 1, 2016

Commission File Number of depositor: 333-205943-01

Central Index Key Number of depositor: 0001551964

BARCLAYS DRYROCK FUNDING LLC

(Exact name of Depositor as specified in its charter)

ON BEHALF OF

Commission File Number of issuing entity: 333-205943

Central Index Key Number of issuing entity: 0001552111

BARCLAYS DRYROCK ISSUANCE TRUST

(Exact Name of Issuing Entity as Specified in Its Charter)

(Issuer of the Notes)

Commission File Number of sponsor: 333-205943-02

Central Index Key Number of sponsor: 0001551423

BARCLAYS BANK DELAWARE

(Exact Name of Sponsor as Specified in Its Charter)

	Delaware	45-5441359
	(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

100 S. West Street, Office 120, Wilmington, DE 19801 (302) 255-7073
(Address, Including Zip Code, and Telephone Number, Including Area Code, of each Registrant’s Principal Executive Offices)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.01.	Entry into a Material Definitive Agreement
In connection with changes in the FDIC Rule (12 C.F.R.§ 360.6), the Second Amended and Restated Seller Agreement, by and between Barclays Bank Delaware and Barclays Dryrock Funding LLC, was executed and delivered on November 1, 2016.
All conditions precedent to the execution of the Second Amended and Restated Seller Agreement have been satisfied and the Second Amended and Restated Seller Agreement is filed as Exhibit 99 to this current report on Form 8-K.
Section 1 of the Second Amended and Restated Seller Agreement has been amended and restated to reflect certain revisions made to Section 360.6(5)(i) of the FDIC Rule (12 C.F.R.§ 360.6) relating to compliance with Section 15G of the Securities Exchange Act, 15 U.S.C. 78a et. seq.

Item 8.01.	Other Events
As of November 1, 2016 (the “applicable compliance date”), Barclays Bank Delaware shall retain an economic interest in the credit risk of the receivables sold to Barclays Dryrock Funding LLC in accordance with Section 15G of the Securities Exchange Act, 15 U.S.C. 78a et seq., in the form a “seller’s interest” and will no longer hold a retained interest in a representative sample of the securitized receivables. As of the applicable compliance date, the seller’s interest will equal approximately 40.86% or $1,757,400,071.

Item 9.01.	Financial Statements and Exhibits
The following is filed as an Exhibit to this Report.
	Exhibit 99	Second Amended and Restated Seller Agreement, dated as of August 1, 2012, as amended and restated as of December 17, 2013 and as amended and restated as of November 1, 2016, by and between Barclays Bank Delaware and Barclays Dryrock Funding LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BARCLAYS DRYROCK FUNDING LLC, as depositor of Barclays Dryrock Issuance Trust

By:	/s/ Deepesh Jain
Name: Deepesh Jain Title: Vice President and Treasurer

November 1, 2016

EXHIBIT INDEX

Exhibit	Description

Exhibit 99	Second Amended and Restated Seller Agreement, dated as of August 1, 2012, as amended and restated as of December 17, 2013 and as Amended and Restated as of November 1, 2016 by and between Barclays Bank Delaware and Barclays Dryrock Funding LLC.